DELAWARE GROUP GLOBAL AND INTERNATIONAL FUNDS

Delaware International Value Equity Fund
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund

(each a "Fund")

Supplement to the Fund's
Statement of Additional Information
dated January 31, 2004

The following supplements the information on page 44 of the Statement of Additional Information under "Buying Class A Shares at Net Asset Value":

Purchases of Class A shares at net asset value may be made by programs sponsored by financial intermediaries where such program requires the purchase of Class A shares at Net Asset Value; provided the financial intermediary firm has entered into an arrangement with the Distributor with respect to such program.

This Supplement is dated April 26, 2004.